UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356

Franklin California Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 6/30

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
December 31, 2016

Franklin California Intermediate-Term Tax-Free Income Fund

A SERIES OF FRANKLIN CALIFORNIA TAX-FREE TRUST

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Contents

Semiannual Report
Franklin California Intermediate-Term Tax-Free
Income Fund	3
Performance Summary	7
Your Fund's Expenses	9
Financial Highlights and Statement of Investments	10
Financial Statements	24
Notes to Financial Statements	27
Shareholder Information	35

2

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Semiannual Report

Franklin California Intermediate-Term Tax-Free Income Fund

This semiannual report for Franklin California Intermediate-Term Tax-Free Income Fund covers the period ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years.

Credit Quality Breakdown*
12/31/16
% of Total
Ratings	Investments
AAA	24.37%
AA	45.89%
A	12.23%
BBB	7.76%
Below Investment Grade	0.47%
Refunded	6.66%
Not Rated	2.62%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.50 on June 30, 2016, to $11.84 on December 31, 2016. The Fund’s Class A shares paid dividends

Dividend Distributions*
7/1/16–12/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
July	2.68	2.11	2.78
August	2.68	2.11	2.78
September	2.68	2.10	2.78
October	2.65	2.07	2.75
November	2.60	2.02	2.70
December	2.60	2.03	2.70
Total	15.89	12.44	16.49

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

totaling 15.89 cents per share for the same period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.58%, based on an annualization of December’s 2.60 cent per share dividend and the maximum offering price of $12.11 on December 31, 2016. An investor in the 2016 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.25% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 13.

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Municipal Bond Market Overview

Although the municipal bond market performed better than the U.S. Treasury market, both underperformed the U.S. stock market during the 6-month period ended December 31, 2016. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a -3.91% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a -4.11% total return. U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and U.S. Treasuries with a +7.82% total return for the reporting period.3

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% to 0.50%–0.75%. It also increased the discount rate by 0.25% to 1.25% in December. After raising its target range by 0.25% just once in both 2015 and 2016, the Fed indicated that it expects three such increases in 2017. It cited a strengthening labor market and increasing inflation for its decision.

Approximately $219 billion in municipal bonds were issued over the past six months. More than $53 billion of municipal bonds were issued during the month of October, which is the highest monthly number in 30 years. The municipal market experienced a significant increase in new money as well as refunding issuance. New money municipal bond issuance has increased 12.3% during 2016 as compared to 2015, while refunding volume was up 7.1%. Municipal bond funds recorded just over $19 billion in inflows during the first four months of the reporting period, reflecting solid demand for tax-exempt debt. However, municipal bond funds experienced approximately $19 billion in outflows in November and December, leading to only slightly net positive flows for the period. For the first four months of the period, the municipal bond market declined because of heavy new issue supply through October. Post-election, new supply diminished, but the market continued to suffer due to the sharp drop in fund flows.

During the period under review, municipal bonds with shorter maturities generally performed better than bonds with longer maturities. High yield municipal bonds underperformed investment-grade municipals, in the face of relatively heavy supply and sizable outflows to high yield municipal bond funds. High yield tax-exempt bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, had a -4.62% total return for the period.3

Donald Trump won a surprise U.S. presidential victory that drew Brexit comparisons, shook the political establishment and sent countervailing waves of optimism and uncertainty through global markets. The election also resulted in Republican control of both the White House and Congress, marking the country’s first unified government in six years. Many forecasters believe that the Trump presidency could usher in a new era of higher growth for the U.S. economy; the cornerstones of his plan will likely include lower corporate taxes, less regulation, rebuilding the military and the implementation of an infrastructure investment program. Most economists surveyed after the election reassessed their outlooks to cautious optimism, believing that the incoming administration’s proposals to reduce taxes, loosen regulation and invest in infrastructure will amount to a fiscal stimulus and higher inflation. However, many expected considerable volatility and rising risk premia as financial markets price in an evolving set of economic and geopolitical risks. Separately, the trade-weighted U.S. dollar has shown resurgent strength since the end of the third quarter and reached a 13-year high in December, while fixed income investors endured a broad-based bond market selloff for the third month in a row.

Several developments affected Puerto Rico bonds over the reporting period. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA). The act, a bipartisan congressional effort, created an independent, seven-member oversight board appointed by the House of Representatives, Senate and President Obama, that will have fiscal oversight over Puerto Rico’s finances for an initial term of five years. The board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards. Additionally, PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and safeguards that are not available to creditors in a Chapter 9 proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds we own. Currently, we are still working with Puerto Rico to

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

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finalize all outstanding issues necessary to implement our agreement with PREPA.

On July 1, 2016, Puerto Rico defaulted on $911 million in debt service out of $2.0 billion due across several different island entities. Puerto Rico defaulted on the entire $779 million due on its general obligation (GO) debt, making it the first state-level issuer to do so since the Great Depression. Consistent with previous months, Puerto Rico also defaulted on Puerto Rico Infrastructure Finance Authority Rum Bonds and the Public Finance Corporation debt. Of the $1.1 billion paid, some of it was reportedly paid from debt service reserves. While the government reported it was not paying any debt service on the Public Building Authority bonds guaranteed by the Commonwealth, it is our understanding that $151 million in funds available with the trustee were used to make a partial payment. The Franklin Municipal Bond Funds received approximately 85% of payments due on July 1.

COFINA, the Spanish name for debt secured by a dedicated portion of the sales tax, has to date made all principal and interest payments on time and in full. However, on November 22, certain Franklin Municipal Bond Funds that own COFINA subordinated bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of GO hedge fund bondholders (the “GO group”) and the government. Since the GO group is seeking to divert the stream of revenues used to make payments on the COFINA bonds, the Franklin Municipal Bond Funds felt compelled to file the motion in order to protect the interests of the Funds and their shareholders.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the past six months under review. Universities and innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation, positioning its economy for faster overall economic growth and pushing revenues higher. Unemployment declined slightly from 5.4% in June 2016 to 5.3% at period-end, yet remained above the 4.7% national rate.4 Sales of California homes declined during the period as housing prices generally increased.

The state experienced strong revenue trends aided by temporary tax increases and a multi-year bull market for equities. Its largest three revenue sources are personal income tax, sales tax and corporation tax. According to California’s 2016–2017 budget summary, revenues in the state’s general fund could benefit from the growing economy with high levels of capital gains and strong growth in wages. Capital gains-related tax revenues are volatile, however, and might be influenced by unpredictable financial markets. California paid down budgetary debts and continued to align recurring revenues and expenses during the period. As a result, the state entered fiscal year 2016 with a balanced budget, while increasing spending for education, health care and social services.

California’s net tax-supported debt was $2,323 per capita and 4.7% of personal income, compared with the $1,025 and 2.5% national medians, respectively.5 During the period under review, independent credit rating agency Standard & Poor’s (S&P) affirmed its rating of California’s general obligations bonds at AA- with a stable outlook.6 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment and generated modest operating surpluses that could translate to larger projected budget reserves.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or

4. Source: Bureau of Labor Statistics.
5. Source: Moody’s Investors Service, State Debt Medians 2016: Total Debt Remains Static in 2016, 5/6/16.
6. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Portfolio Composition
12/31/16
% of Total
Investments*
Utilities	24.8%
General Obligation	17.7%
Tax-Supported	16.3%
Refunded**	9.5%
Subject to Government Appropriations	7.8%
Higher Education	7.5%
Hospital & Health Care	6.8%
Transportation	6.2%
Other Revenue	2.9%
Housing	0.5%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

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Performance Summary as of December 31, 2016

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/16

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
6-Month	-4.04%	-6.22%
1-Year	-0.12%	-2.36%
5-Year	+16.22%	+2.59%
10-Year	+45.34%	+3.57%
Advisor[3]
6-Month	-3.98%	-3.98%
1-Year	-0.02%	-0.02%
5-Year	+16.86%	+3.17%
10-Year	+46.80%	+3.91%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	2.58%	5.25%	1.83%	3.72%
Advisor	2.73%	5.55%	1.96%	3.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	12/31/16	6/30/16		Change
A (FKCIX)	$11.84	$12.50	-$	0.66
C (FCCIX)	$11.88	$12.55	-$	0.67
Advisor (FRCZX)	$11.87	$12.53	-$	0.66

Distributions[7] (7/1/16–12/31/16)
	Dividend
Share Class	Income
A	$0.1589
C	$0.1244
Advisor	$0.1649

Total Annual Operating Expenses[8]
Share Class
A	0.63%
Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

3. Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +48.72% and +4.98%.

4. Distribution rate is based on an annualization of the respective class’s December dividend and the maximum offering price (NAV for Advisor Class) per share on 12/31/16.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1]	Value 12/31/16	7/1/16–12/31/16[1]	Ratio

A	$1,000	$959.60	$3.01	$1,022.13	$3.11	0.61%
C	$1,000	$956.30	$5.72	$1,019.36	$5.90	1.16%
Advisor	$1,000	$960.20	$2.52	$1,022.63	$2.60	0.51%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Intermediate-Term Tax-Free Income Fund
	Six Months Ended
	December 31, 2016		Year Ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period.	$12.50	$12.01	$12.02	$11.73	$12.04	$11.30
Income from investment operations[a]:
Net investment income[b]	0.16	0.34	0.35	0.39	0.38	0.43
Net realized and unrealized gains (losses)	(0.66)	0.48	(0.01)	0.28	(0.31)	0.74
Total from investment operations	(0.50)	0.82	0.34	0.67	0.07	1.17
Less distributions from net investment income.	(0.16)	(0.33)	(0.35)	(0.38)	(0.38)	(0.43)
Net asset value, end of period	$11.84	$12.50	$12.01	$12.02	$11.73	$12.04

Total return[c]	(4.04)%	6.97%	2.84%	5.81%	0.55%	10.53%

Ratios to average net assets[d]
Expenses	0.61%	0.63%	0.63%	0.63%	0.63%	0.64%
Net investment income	2.60%	2.75%	2.89%	3.28%	3.14%	3.63%

Supplemental data
Net assets, end of period (000’s)	$945,237	$1,003,322	$888,213	$853,496	$785,196	$741,604
Portfolio turnover rate	13.73%	3.91%	4.85%	15.62%	6.01%	9.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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			FRANKLIN CALIFORNIA TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Six Months Ended
	December 31, 2016		Year Ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period.	$12.55	$12.06	$12.06	$11.77	$12.08	$11.33
Income from investment operations[a]:
Net investment income[b]	0.13	0.27	0.29	0.32	0.32	0.36
Net realized and unrealized gains (losses)	(0.68)	0.49	(0.01)	0.28	(0.31)	0.76
Total from investment operations	(0.55)	0.76	0.28	0.60	0.01	1.12
Less distributions from net investment income.	(0.12)	(0.27)	(0.28)	(0.31)	(0.32)	(0.37)
Net asset value, end of period	$11.88	$12.55	$12.06	$12.06	$11.77	$12.08

Total return[c]	(4.37)%	6.36%	2.34%	5.22%	(0.01)%	9.89%

Ratios to average net assets[d]
Expenses	1.16%	1.18%	1.18%	1.19%	1.18%	1.19%
Net investment income	2.05%	2.20%	2.34%	2.73%	2.59%	3.08%

Supplemental data
Net assets, end of period (000’s)	$269,842	$282,917	$243,664	$219,197	$197,263	$173,557
Portfolio turnover rate	13.73%	3.91%	4.85%	15.62%	6.01%	9.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 11

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Six Months Ended
	December 31, 2016		Year Ended June 30,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period.	$12.53	$12.04	$12.04	$11.75	$12.07	$11.32
Income from investment operations[a]:
Net investment income[b]	0.17	0.35	0.36	0.40	0.40	0.44
Net realized and unrealized gains (losses)	(0.67)	0.49	(—)[c]	0.28	(0.32)	0.75
Total from investment operations	(0.50)	0.84	0.36	0.68	0.08	1.19
Less distributions from net investment income.	(0.16)	(0.35)	(0.36)	(0.39)	(0.40)	(0.44)
Net asset value, end of period	$11.87	$12.53	$12.04	$12.04	$11.75	$12.07

Total return[d]	(3.98)%	7.05%	3.02%	5.90%	0.56%	10.71%

Ratios to average net assets[e]
Expenses	0.51%	0.53%	0.53%	0.54%	0.53%	0.54%
Net investment income	2.70%	2.85%	2.99%	3.38%	3.24%	3.73%

Supplemental data
Net assets, end of period (000’s)	$554,430	$583,200	$423,951	$252,663	$218,524	$160,565
Portfolio turnover rate	13.73%	3.91%	4.85%	15.62%	6.01%	9.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

12 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, December 31, 2016 (unaudited)
Franklin California Intermediate-Term Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 96.3%
California 94.2%
ABAG Finance Authority for Nonprofit Corps. Insured Senior Living Revenue,
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/23 .	$1,000,000	$1,161,730
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/24 .	1,000,000	1,151,660
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 5.00%, 5/15/20	1,535,000	1,621,620
Episcopal Senior Communities, Refunding, 5.25%, 7/01/22	6,520,000	7,131,772
The Jackson Laboratory, Refunding, 5.00%, 7/01/21	1,000,000	1,125,440
The Jackson Laboratory, Refunding, 5.00%, 7/01/22	820,000	937,186
The Jackson Laboratory, Refunding, 5.00%, 7/01/23	460,000	522,937
The Jackson Laboratory, Refunding, 5.00%, 7/01/24	1,000,000	1,132,410
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/17	1,950,000	1,916,772
Capital Appreciation, sub. lien, Series A, AMBAC Insured, ETM, zero cpn., 10/01/17	8,050,000	7,989,705
second sub. lien, Refunding, Series B, 5.00%, 10/01/34	3,500,000	3,818,185
sub. lien, Refunding, Series A, 5.00%, 10/01/24	1,900,000	2,159,217
Antelope Valley Community College District GO, Los Angeles and Kern Counties, Refunding, Series A,
5.00%, 8/01/25	4,210,000	4,950,960
Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, AGMC Insured, zero cpn., 8/01/22	4,065,000	3,138,546
Baldwin Park USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured,
Pre-Refunded, zero cpn., 8/01/24	5,265,000	3,687,448
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1, 5.00%,
4/01/22	15,000,000	17,316,000
Bonita Canyon Public Facilities Financing Authority Special Tax,
CFD No. 98-1, Refunding, 5.00%, 9/01/26	1,000,000	1,032,500
CFD No. 98-1, Refunding, 5.00%, 9/01/28	2,000,000	2,064,960
California Community College Financing Authority Lease Revenue, Coast Community College District,
Series A, Pre-Refunded, 5.00%, 6/01/26.	1,220,000	1,382,955
California Infrastructure and Economic Development Bank Revenue, Broad Museum Project, Series A,
5.00%, 6/01/21	5,000,000	5,702,000
California State Department of Water Resources Power Supply Revenue,
Refunding, Series L, 5.00%, 5/01/22.	4,440,000	4,900,606
Refunding, Series N, 5.00%, 5/01/21	10,845,000	12,325,234
Series H, AGMC Insured, 5.00%, 5/01/17	10,420,000	10,559,003
Series H, AGMC Insured, Pre-Refunded, 5.00%, 5/01/22	5,000,000	5,257,900
Series H, Pre-Refunded, 5.00%, 5/01/22	5,245,000	5,511,970
Series H, Pre-Refunded, 5.00%, 5/01/22	2,155,000	2,266,155
Series L, Pre-Refunded, 5.00%, 5/01/22	7,560,000	8,380,487
California State Department of Water Resources Revenue,
Central Valley Project Water System, Refunding, Series A, 5.00%, 12/01/31	10,000,000	11,987,100
Central Valley Project Water System, Refunding, Series AE, 5.00%, 12/01/26	140,000	147,029
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/23	10,000,000	11,768,800
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/24	8,495,000	9,969,732
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/25	5,000,000	5,854,900
Central Valley Project Water System, Refunding, Series AS, 5.00%, 12/01/25	6,125,000	7,343,446
Central Valley Project Water System, Refunding, Series AW, 5.00%, 12/01/30	5,000,000	6,027,350
Central Valley Project Water System, Series AE, Pre-Refunded, 5.00%, 12/01/26	4,860,000	5,125,016
Central Valley Project Water System, Series AS, 5.00%, 12/01/24	11,090,000	13,376,425
Central Valley Project Water System, Series AS, 5.00%, 12/01/26	22,455,000	26,850,117
Central Valley Project Water System, Series AS, ETM, 5.00%, 12/01/24	35,000	41,963
Central Valley Project Water System, Series AS, Pre-Refunded, 5.00%, 12/01/25	5,000	5,995
Central Valley Project Water System, Series AS, Pre-Refunded, 5.00%, 12/01/26	45,000	53,952

franklintempleton.com

Semiannual Report 13

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Department of Water Resources Revenue, (continued)
Central Valley Project Water System, Series AW, 5.00%, 12/01/33	$6,055,000	$7,177,234
California State Educational Facilities Authority Revenue,
Chapman University, Refunding, 5.00%, 4/01/25	5,000,000	5,537,850
Stanford University, Refunding, Series U-5, 5.00%, 5/01/21	40,000,000	45,441,600
University of San Francisco, 5.00%, 10/01/21	3,000,000	3,404,880
California State GO,
Refunding, 5.00%, 2/01/22	15,000,000	17,183,400
Refunding, 5.25%, 9/01/22	16,330,000	19,106,590
Refunding, 5.00%, 10/01/22	15,785,000	18,293,552
Refunding, 5.00%, 9/01/29	1,000,000	1,190,560
Various Purpose, Refunding, 5.00%, 12/01/27	5,000,000	5,781,300
Various Purpose, Refunding, 5.00%, 12/01/28	5,000,000	5,747,150
California State Health Facilities Financing Authority Revenue,
California Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/30	1,825,000	2,127,986
Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/30	3,000,000	3,494,190
Cedars-Sinai Medical Center, Series A, 5.00%, 8/15/31	3,500,000	4,083,800
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage
Insured, 6.00%, 2/01/24	2,000,000	2,306,260
Marshall Medical Center, Refunding, California Mortgage Insured, 5.00%, 11/01/33	1,000,000	1,122,910
Providence Health & Services, Series C, Pre-Refunded, 5.75%, 10/01/19	1,440,000	1,552,392
Providence Health & Services, Series C, Pre-Refunded, 6.00%, 10/01/20	1,500,000	1,623,510
Scripps Health, Series A, 5.00%, 10/01/22	4,600,000	4,884,234
California State Infrastructure and Economic Development Bank Revenue, Infrastructure State Revolving
Fund, Refunding, Series A, 5.00%, 10/01/32	2,915,000	3,446,142
California State Municipal Finance Authority COP,
Community Hospitals of Central California, 5.00%, 2/01/18	4,390,000	4,532,280
Community Hospitals of Central California, 5.00%, 2/01/19	3,860,000	4,063,229
Community Hospitals of Central California, 5.00%, 2/01/20	1,600,000	1,683,904
Community Hospitals of Central California, 5.00%, 2/01/21	1,600,000	1,681,920
Community Hospitals of Central California, Refunding, 5.00%, 2/01/17.	4,025,000	4,035,344
Community Hospitals of Central California, Refunding, 5.00%, 2/01/19.	2,590,000	2,596,086
California State Municipal Finance Authority Revenue,
Community Medical Centers, Series A, 5.00%, 2/01/26.	2,010,000	2,283,923
Community Medical Centers, Series A, 5.00%, 2/01/28.	1,500,000	1,685,025
Harbor Regional Center Project, Refunding, 5.00%, 11/01/26	1,085,000	1,244,821
Inland Regional Center Project, Refunding, 5.00%, 6/15/21	1,435,000	1,612,639
Inland Regional Center Project, Refunding, 5.00%, 6/15/23	1,580,000	1,826,970
Inland Regional Center Project, Refunding, 5.00%, 6/15/24	1,000,000	1,167,370
Inland Regional Center Project, Refunding, 5.00%, 6/15/32	6,625,000	7,438,616
Kern Regional Center Project, Series A, 6.00%, 5/01/19	710,000	754,773
Kern Regional Center Project, Series A, 6.875%, 5/01/25	1,500,000	1,669,050
Loma Linda University, 5.00%, 4/01/24	1,180,000	1,190,148
[a] NorthBay Healthcare Group, Series A, 5.00%, 11/01/25	1,000,000	1,075,090
[a] NorthBay Healthcare Group, Series A, 5.00%, 11/01/26	900,000	964,809
[a] NorthBay Healthcare Group, Series A, 5.00%, 11/01/27	1,300,000	1,397,955
[a] NorthBay Healthcare Group, Series A, 5.00%, 11/01/28	1,400,000	1,498,476
[a] NorthBay Healthcare Group, Series A, 5.25%, 11/01/29	1,000,000	1,092,870
[a] NorthBay Healthcare Group, Series A, 5.00%, 11/01/30	1,350,000	1,430,420
[a] NorthBay Healthcare Group, Series A, 5.25%, 11/01/31	1,250,000	1,353,475
[a] NorthBay Healthcare Group, Series A, 5.25%, 11/01/36	4,500,000	4,772,250

14 Semiannual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Municipal Finance Authority Revenue, (continued)
South Central Los Angeles Regional Center Project, Community Impact Development, 5.25%,
12/01/27	$3,990,000	$4,310,676
California State Municipal Finance Authority Senior Living Revenue, Pilgrim Place in Claremont,
Refunding, Series A, California Mortgage Insured, 5.00%, 5/15/31	2,750,000	3,090,505
California State Public Works Board Lease Revenue,
California State University Projects, Series B-1, 5.375%, 3/01/25	2,500,000	2,753,475
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series A, 5.00%,
9/01/26	10,000,000	11,565,800
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series D, 5.00%,
9/01/26	6,835,000	7,905,224
Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18	570,000	571,454
Department of General Services, Buildings 8 and 9, Series A, Pre-Refunded, 5.75%, 4/01/23.	4,000,000	4,386,760
Department of General Services, Buildings 8 and 9, Series A, Pre-Refunded, 6.00%, 4/01/24.	6,605,000	7,279,965
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-
Refunded, 5.50%, 11/01/25	4,725,000	5,248,010
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-
Refunded, 5.50%, 11/01/26	1,000,000	1,110,690
Trustees of the California State University, Various California State University Projects, Series D,
Pre-Refunded, 5.00%, 9/01/25	2,920,000	3,394,646
Trustees of the California State University, Various California State University Projects, Series D,
Pre-Refunded, 5.00%, 9/01/26	4,650,000	5,405,857
Various Capital Projects, Series A, Sub Series A-1, 5.25%, 3/01/22	7,475,000	8,247,915
Various Capital Projects, Series G, Sub Series G-1, 5.25%, 10/01/18	5,605,000	5,982,329
Various Capital Projects, Series G, Sub Series G-1, 5.00%, 10/01/20	6,405,000	6,964,541
Various Capital Projects, Series G, Sub Series G-1, 5.125%, 10/01/22	14,555,000	15,858,691
California State University Revenue,
Systemwide, Refunding, Series A, 5.00%, 11/01/25	10,000,000	11,362,400
Systemwide, Refunding, Series A, 5.00%, 11/01/29	16,000,000	18,985,440
Systemwide, Refunding, Series A, 5.00%, 11/01/30	5,000,000	5,901,350
Systemwide, Series A, 5.00%, 11/01/26	11,000,000	12,661,220
California Statewide CDA, MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 4.25%,
7/20/24	3,540,000	3,744,506
California Statewide CDA Revenue,
5.00%, 11/01/36.	9,000,000	10,073,790
Aldersly, Refunding, Series A, 4.50%, 5/15/25	1,155,000	1,224,300
Enloe Medical Center, Series A, California Mortgage Insured, 5.50%, 8/15/23	3,000,000	3,196,230
Henry Mayo Newhall Memorial, Refunding, Series A, AGMC Insured, 5.00%, 10/01/26	1,000,000	1,136,430
Henry Mayo Newhall Memorial, Refunding, Series A, AGMC Insured, 5.00%, 10/01/28	1,250,000	1,410,413
Lodi Memorial Hospital, Series A, California Mortgage Insured, Pre-Refunded, 5.00%, 12/01/22	8,000,000	8,287,680
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 8/01/18	2,905,000	3,098,008
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 2/01/19	3,035,000	3,291,488
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 8/01/19	3,075,000	3,385,821
Poway RHF Housing, Series A, California Mortgage Insured, 5.00%, 11/15/28	500,000	574,270
The Redwoods Project, Refunding, California Mortgage Insured, 5.00%, 11/15/28	1,000,000	1,148,540
Sutter Health, Series A, 5.00%, 8/15/24	2,000,000	2,279,300
Sutter Health, Series A, 5.00%, 8/15/25	4,715,000	5,344,264
Sutter Health, Series A, 5.00%, 8/15/27	7,005,000	7,854,006
Temporary 40, American Baptist Homes of the West, Series B, Sub Series B-3, 2.10%, 10/01/19	1,000,000	990,240
Temporary 55, American Baptist Homes of the West, Series B, Sub Series B-2, 2.40%, 10/01/20	1,000,000	988,680
Temporary 70, American Baptist Homes of the West, Series B, Sub Series B-1, 2.75%, 10/01/21	3,000,000	2,981,460

franklintempleton.com

Semiannual Report 15

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Student Housing Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 6.00%, 5/15/23.	$10,000,000	$10,665,700
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/24	1,000,000	1,117,860
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/25	1,925,000	2,163,835
Campbell USD, GO, Santa Clara County, Refunding, 5.00%, 8/01/28	3,235,000	3,863,755
Carson RDA,
Tax Allocation Housing, Series A, 5.00%, 10/01/22.	1,975,000	2,167,898
Tax Allocation Housing, Series A, 5.00%, 10/01/23.	2,135,000	2,339,512
Tax Allocation Housing, Series A, 5.00%, 10/01/24.	2,245,000	2,453,314
Tax Allocation Housing, Series A, 5.00%, 10/01/25.	1,700,000	1,854,547
Castaic Lake Water Agency Revenue COP, Water System Improvement Project, Capital Appreciation,
AMBAC Insured, zero cpn., 8/01/22	10,445,000	9,054,666
Chabot-Las Positas Community College District GO, Alameda and Contra Costa Counties, Refunding,
5.00%, 8/01/24	6,715,000	7,837,211
City of Sacramento Special Tax,
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/26	615,000	697,096
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/28	1,220,000	1,363,313
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/29	1,555,000	1,729,036
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/30	1,045,000	1,157,024
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/31	1,800,000	1,984,500
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/17.	5,235,000	5,193,068
Clovis Wastewater Revenue, Refunding, BAM Insured, 5.00%, 8/01/28	1,200,000	1,369,044
Clovis Water Revenue,
Refunding, BAM Insured, 5.00%, 3/01/26	2,620,000	2,980,250
Refunding, BAM Insured, 5.00%, 3/01/27	1,000,000	1,132,020
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series A, 5.00%, 8/01/25	8,275,000	8,696,694
Conejo Valley USD, GO, Capital Appreciation, Election of 1998, Series C, AGMC Insured, zero cpn.,
8/01/17	2,500,000	2,480,400
Contra Costa Water District Water Revenue, Contra Costa County, Refunding, Series T, 5.00%, 10/01/26 .	3,400,000	4,012,952
Corona-Norco USD,
COP, Series A, AGMC Insured, 5.00%, 4/15/19	1,310,000	1,417,800
COP, Series A, AGMC Insured, 5.00%, 4/15/22	1,465,000	1,611,075
GO, Riverside County, Capital Appreciation, Election of 2006, Series E, zero cpn. to 7/31/21, 5.30%
thereafter, 8/01/25.	4,645,000	4,445,869
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/24	1,565,000	1,782,879
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/25	1,000,000	1,135,310
Cupertino USD,
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/26	1,285,000	1,527,775
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/27	1,500,000	1,777,665
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/28	1,000,000	1,176,760
GO, Santa Clara County, Pre-Refunded, 5.00%, 8/01/22	1,690,000	1,886,834
Del Mar Race Track Authority Revenue,
Refunding, 5.00%, 10/01/22	1,435,000	1,575,687
Refunding, 5.00%, 10/01/23	1,510,000	1,663,899
Refunding, 5.00%, 10/01/28	1,925,000	2,075,689
Refunding, 5.00%, 10/01/30	1,125,000	1,204,864
Desert Sands USD,
COP, Financing Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/19	2,090,000	2,184,301
GO, Election of 2001, Pre-Refunded, 5.25%, 8/01/21	2,015,000	2,142,691

16 Semiannual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Desert Sands USD, (continued)
Dublin USD, GO, Refunding, 5.00%, 8/01/32.	$3,220,000	$3,769,847
East Bay MUD Wastewater System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/25.	2,845,000	3,453,233
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/26.	3,650,000	4,472,235
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/27.	1,500,000	1,855,635
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29.	1,000,000	1,244,650
East Bay MUD Water System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/28.	10,000,000	12,035,800
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29.	5,000,000	5,975,700
East Side UHSD Santa Clara County GO,
Refunding, AGMC Insured, 5.00%, 8/01/20	2,800,000	3,124,072
Refunding, AGMC Insured, 5.00%, 8/01/21	2,140,000	2,376,663
Refunding, AGMC Insured, 5.00%, 8/01/22	3,090,000	3,429,436
Eden Township Healthcare District COP, ETM, 5.00%, 6/01/18	1,025,000	1,056,386
El Dorado Irrigation District Revenue, Refunding, Series C, 5.00%, 3/01/31	2,500,000	2,901,950
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/30	1,130,000	1,308,585
Fairfax School District GO, Election of 2000, Series A, NATL Insured, 5.00%, 11/01/17	135,000	139,193
Folsom PFA Special Tax Revenue,
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/23	1,005,000	1,119,419
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/24	1,055,000	1,174,616
Refunding, Series A, 5.00%, 9/01/19	1,000,000	1,080,970
Refunding, Series A, 5.00%, 9/01/20	1,270,000	1,402,690
Refunding, Series A, 5.00%, 9/01/21	1,335,000	1,472,986
Refunding, Series A, 5.00%, 9/01/22	1,400,000	1,531,250
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/14/24, 5.30% thereafter,
1/15/29	19,895,000	16,809,683
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.70% thereafter, 1/15/25	2,500,000	1,898,325
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.80% thereafter, 1/15/26	3,760,000	2,865,120
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.90% thereafter, 1/15/27	6,395,000	4,892,239
Foothill-De Anza Community College District GO,
Santa Clara County, Refunding, 5.00%, 8/01/27	1,250,000	1,504,725
Santa Clara County, Refunding, 5.00%, 8/01/28	2,500,000	2,994,450
Fullerton School District Financing Authority Special Tax Revenue,
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/27	1,000,000	1,135,310
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/28	1,040,000	1,176,666
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue, Asset-Backed,
Series A, 5.00%, 6/01/32	5,000,000	5,565,000
Imperial Community College District GO,
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/21	1,010,000	1,142,694
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/22	1,170,000	1,345,535
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/23	1,350,000	1,545,669
Independent Cities Finance Authority Mobile Home Park Revenue, San Juan Mobile Estates, Refunding,
5.00%, 8/15/30	1,575,000	1,762,945
Irvine Improvement Bond Act 1915 Special Assessment, Limited Obligation, Reassessment District No.
15-2, Refunding, 5.00%, 9/02/25	1,000,000	1,137,580
Irvine USD Financing Authority Special Tax,
Series A, 4.80%, 9/01/17.	1,325,000	1,331,201
Series A, 4.875%, 9/01/18	1,490,000	1,496,899
Series A, 5.00%, 9/01/20.	1,095,000	1,099,479

franklintempleton.com

Semiannual Report 17

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/26	$1,855,000	$2,110,137
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,146,500
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,119,160
Refunding, Series A, 5.00%, 9/01/28	1,275,000	1,417,787
Refunding, Series A, 5.00%, 9/01/28	1,025,000	1,165,148
Refunding, Series A, 5.00%, 9/01/29	1,155,000	1,308,245
Refunding, Series A, 5.00%, 9/01/29	530,000	586,339
Refunding, Series A, 5.00%, 9/01/30	1,510,000	1,704,262
Refunding, Series A, 5.00%, 9/01/31	1,190,000	1,333,574
Refunding, Series A, 5.00%, 9/01/32	2,505,000	2,796,281
Refunding, Series A, 5.00%, 9/01/33	2,635,000	2,933,045
Series A, AGMC Insured, 5.00%, 9/01/30	2,750,000	3,113,165
Series A, AGMC Insured, 5.00%, 9/01/33	5,000,000	5,631,200
Lake Elsinore PFA Local Agency Revenue, Refunding, 5.00%, 9/01/30	5,405,000	5,908,530
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, 6.00%, 8/01/24	1,300,000	1,424,566
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.00%, 9/01/27	1,620,000	1,781,255
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/29	940,000	1,041,576
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/17	3,950,000	4,059,494
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/27.	1,285,000	1,416,764
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/32.	1,250,000	1,340,788
Los Angeles Community College District GO, Refunding, Series A, 5.00%, 8/01/26	15,000,000	17,719,650
Los Angeles Convention and Exhibition Center Authority Lease Revenue, Series A, Pre-Refunded,
5.00%, 8/15/20	20,000,000	21,218,800
Los Angeles County MTA Proposition A First Tier Senior Sales Tax Revenue,
Refunding, Series A, 5.00%, 7/01/26	6,315,000	7,467,551
Refunding, Series A, 5.00%, 7/01/27	6,630,000	7,820,085
Los Angeles County MTA Sales Tax Revenue,
Proposition C, Senior, Refunding, Series A, 5.25%, 7/01/23	15,000,000	16,737,000
Proposition C, Senior, Refunding, Series B, 5.00%, 7/01/23	5,000,000	5,734,050
Refunding, Series A, 5.00%, 6/01/32	8,000,000	9,460,800
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, Refunding, Series
A, 5.00%, 10/01/22	2,750,000	3,131,837
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/25	5,135,000	5,946,998
Power System, Refunding, Series A, 5.00%, 7/01/30	10,000,000	11,666,300
Power System, Refunding, Series C, 5.00%, 7/01/27	10,000,000	11,742,500
Power System, Series D, 5.00%, 7/01/26.	2,600,000	3,068,650
Power System, Series D, 5.00%, 7/01/27.	2,000,000	2,348,500
Power System, Series D, 5.00%, 7/01/28.	2,550,000	2,979,139
Series B, 5.00%, 7/01/30	3,000,000	3,550,050
Series B, 5.00%, 7/01/31	6,700,000	7,875,850
Los Angeles Department of Water and Power Works Revenue, Refunding, Series A, 5.00%, 7/01/37	10,450,000	11,970,788
Los Angeles GO, Judgment Obligation, Series A, 5.00%, 6/01/18	5,650,000	5,943,404
Los Angeles USD,
COP, 5.00%, 12/01/20	3,830,000	4,291,706
GO, Election of 2002, Series D, 5.00%, 7/01/27	3,410,000	3,683,073
GO, Election of 2004, Series I, 5.00%, 7/01/18	5,000,000	5,287,200
GO, Refunding, Series A, 5.00%, 7/01/29	5,000,000	5,929,700

18 Semiannual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Los Angeles USD, (continued)
GO, Refunding, Series A-1, 5.00%, 7/01/23	$13,335,000	$15,722,632
GO, Refunding, Series A-2, 5.00%, 7/01/21	5,000,000	5,691,650
GO, Refunding, Series B, 5.00%, 7/01/30	30,000,000	35,741,700
Los Angeles Wastewater System Revenue,
Subordinate, Refunding, Series A, 5.00%, 6/01/27	9,145,000	10,548,757
Subordinate, Refunding, Series B, 5.00%, 6/01/28	11,700,000	13,405,743
Manteca USD Special Tax,
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/22	1,000,000	1,137,840
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/26	1,280,000	1,453,197
Martinez USD, GO, Contra Costa County, Election of 2010, 5.375%, 8/01/26	5,000,000	6,031,950
Menifee USD,
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/25	1,200,000	1,388,652
[a] PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/30	1,550,000	1,741,425
[a] PFA Special Tax Revenue, Series A, 5.00%, 9/01/25	1,405,000	1,625,445
[a] PFA Special Tax Revenue, Series A, 5.00%, 9/01/28	1,250,000	1,420,813
The Metropolitan Water District of Southern California Revenue, Authorization, Series A, 5.00%, 7/01/28 .	8,000,000	9,582,080
Metropolitan Water District of Southern California Revenue, Refunding, Series A, 5.00%, 7/01/28	5,000,000	6,009,650
The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series C, 5.00%, 10/01/26	8,010,000	9,083,340
Refunding, Series E, 5.00%, 7/01/22	23,900,000	27,757,938
Refunding, Series E, 5.00%, 7/01/23	20,000,000	23,634,200
Refunding, Series E, 5.00%, 7/01/24	1,110,000	1,330,291
Montebello USD,
GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/18	1,455,000	1,416,122
GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/19	1,480,000	1,405,068
Moreno Valley USD, GO, Riverside County, Capital Appreciation, Refunding, NATL Insured, zero cpn.,
8/01/24	7,500,000	6,080,550
Mount Diablo USD, GO, Contra Costa County, Election of 2002, Refunding, Series B-2, 5.00%, 7/01/27	3,200,000	3,646,656
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election of
2008, Series A, zero cpn. to 8/01/23, 5.875% thereafter, 8/01/28	6,000,000	5,452,620
Murrieta PFA Special Tax Revenue,
Refunding, 5.00%, 9/01/20	1,225,000	1,350,256
Refunding, 5.00%, 9/01/22	1,495,000	1,695,988
Refunding, 5.00%, 9/01/24	1,810,000	2,018,874
Refunding, 5.00%, 9/01/25	1,000,000	1,107,680
New Haven USD,
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/22	11,750,000	10,113,342
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/23	3,200,000	2,651,744
Northern California Power Agency Revenue,
Geothermal Project No. 3, Series A, Pre-Refunded, 5.00%, 7/01/23	2,000,000	2,169,860
Geothermal Project No. 3, Series A, Pre-Refunded, 5.25%, 7/01/24	2,000,000	2,182,040
Oakland USD Alameda County GO, Election of 2006, Series A, Pre-Refunded, 6.50%, 8/01/23	2,200,000	2,480,676
Orange County Sanitation District Revenue, Wastewater, Refunding, Series A, 5.00%, 2/01/35	5,490,000	6,389,482
Oxnard Financing Authority Local Obligation Special Assessment, senior lien, Special District Bond
Refinancings, Refunding, Series A, 5.00%, 9/02/26	1,025,000	1,151,905
Palm Desert Financing Authority Tax Allocation Revenue, Project Area No. 1, As Amended, Series A,
NATL Insured, 5.00%, 4/01/23	7,690,000	7,740,831

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Semiannual Report 19

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Palo Alto 1915 Act Special Assessment,
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD,
5.00%, 9/02/28	$1,000,000	$1,091,360
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD,
5.00%, 9/02/29	1,280,000	1,394,176
Palo Verde Community College District COP,
AMBAC Insure d, 5.00%, 1/01/22	485,000	489,850
AMBAC Insured, 5.00%, 1/01/23	510,000	515,100
AMBAC Insured, 5.00%, 1/01/24	510,000	515,100
Poway USD,
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/31	1,700,000	1,894,990
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/32	1,850,000	2,055,072
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center, Series A, 5.00%,
7/01/21	1,695,000	1,721,272
Redlands USD, GO, Election of 2002, AGMC Insured, 5.00%, 7/01/19.	1,000,000	1,002,730
Richmond Joint Powers Financing Authority Lease Revenue,
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/19	2,010,000	2,166,197
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/20	2,315,000	2,494,297
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/21	2,050,000	2,208,239
Riverside Community College District GO, Riverside and San Bernardino Counties, Refunding, Series A,
5.00%, 8/01/27	3,550,000	4,161,416
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 6.50%, 12/01/21	710,000	796,890
Desert Communities Redevelopment Project Area, second lien, Series D, 6.75%, 12/01/26	1,025,000	1,236,478
Jurupa Valley Redevelopment Project Area, Series B, 6.50%, 10/01/25.	1,225,000	1,456,513
Riverside County Transportation Commission Sales Tax Revenue,
Refunding, Series A, 5.25%, 6/01/25	3,500,000	4,104,800
Refunding, Series A, 5.25%, 6/01/27	4,000,000	4,670,480
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/28	3,870,000	4,501,971
Refunding, Series A, 5.00%, 8/01/29	4,670,000	5,401,836
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/27	1,000,000	1,115,880
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/28	1,960,000	2,171,641
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/29	2,130,000	2,346,642
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/30	2,310,000	2,534,162
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/31	2,495,000	2,725,513
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/32	2,690,000	2,925,052
Sacramento City Financing Authority Special Tax Revenue, Westlake and Regency Park, Refunding,
Series A, AGMC Insured, 5.00%, 9/01/21	1,305,000	1,449,320
Sacramento County Airport System Revenue,
Subordinate, Refunding, Series B, 5.00%, 7/01/35	1,000,000	1,107,450
Subordinate, Refunding, Series B, 5.00%, 7/01/36	2,000,000	2,209,820
Sacramento County COP,
Refunding, 5.375%, 2/01/23	3,400,000	3,728,508
Refunding, 5.50%, 2/01/25	3,770,000	4,139,912
Sacramento County Sanitation Districts Financing Authority Revenue, Sacramento Regional County
Sanitation District, Refunding, Series A, 5.00%, 12/01/29	2,000,000	2,319,940
Sacramento County Special Tax, CFD No. 1, Improvement Area No. 1, Laguna Creek Ranch/Elliott
Ranch, Refunding, 5.00%, 9/01/20	1,510,000	1,678,471

20 Semiannual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Sacramento MUD Electric Revenue,
Refunding, Series X, 5.00%, 8/15/25	$7,445,000	$8,382,028
Series X, Pre-Refunded, 5.00%, 8/15/25	2,555,000	2,909,097
San Bernardino County COP, Arrowhead Project, Refunding, Series A, 5.25%, 8/01/26	15,000,000	16,200,450
San Bernardino County Transportation Authority Revenue,
Sales Tax Revenue, Series A, 5.00%, 3/01/30	2,685,000	3,073,009
Sales Tax Revenue, Series A, 5.00%, 3/01/31	5,090,000	5,807,843
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project, Series A,
5.00%, 9/01/26	8,000,000	8,818,000
San Diego RDA Tax Allocation Revenue, Naval Training Center Redevelopment Project, Series A, 5.00%,
9/01/25	1,000,000	1,069,430
San Francisco BART District GO,
Election of 2004, Refunding, Series D, 5.00%, 8/01/32	5,000,000	5,878,900
Election of 2004, Series C, 5.00%, 8/01/27	2,640,000	3,088,219
Election of 2004, Series C, 5.00%, 8/01/28	3,500,000	4,075,610
San Francisco City and County Airport Commission International Airport Revenue,
Issue 34D, Second Series, Series A, Pre-Refunded, 5.25%, 5/01/26.	5,425,000	5,722,561
Second Series, Governmental Purpose, Refunding, Series G, 5.00%, 5/01/23	1,400,000	1,579,228
Second Series, Governmental Purpose, Series G, Pre-Refunded, 5.00%, 5/01/23	3,570,000	4,041,918
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/24	8,400,000	9,011,940
San Francisco City and County GO, Clean and Safe Neighborhood Parks, Series B, 4.75%, 6/15/19	2,610,000	2,822,663
San Francisco City and County Public Utilities Commission Water Revenue, Refunding, Series A, 5.00%,
11/01/28	5,000,000	5,917,300
San Francisco City and County RDA Hotel Occupancy Revenue, Refunding, AGMC Insured, 5.00%,
6/01/24	10,275,000	11,494,848
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay North Redevelopment Project, Refunding, Series A, 5.00%, 8/01/35.	1,190,000	1,354,863
Mission Bay South Redevelopment Project, Refunding, Series C, 5.00%, 8/01/29	1,000,000	1,148,270
Mission Bay South Redevelopment Project, Refunding, Series C, 5.00%, 8/01/31	1,000,000	1,137,660
Mission Bay South Redevelopment Project, Refunding, Series C, 5.00%, 8/01/33	1,000,000	1,127,160
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/30	1,080,000	1,221,415
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/34	1,110,000	1,239,038
Mission Bay South Redevelopment Project, Series B, 5.00%, 8/01/32.	1,000,000	1,132,390
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 5.875%, 8/01/25	1,000,000	1,111,850
Mission Bay South Redevelopment Project, Series D, ETM, 5.50%, 8/01/19	1,030,000	1,134,112
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/21	1,000,000	1,119,940
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/23	1,000,000	1,119,940
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.00%, 8/01/25	1,465,000	1,631,497
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.125%, 8/01/26	1,550,000	1,731,040
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue, San
Francisco Redevelopment Projects, Series B, 6.125%, 8/01/26	1,000,000	1,155,020
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,000,000	13,159,780
senior lien, Refunding, Series A, 5.00%, 1/15/29	10,000,000	11,027,100
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Refunding, Series D, AMBAC Insured, 5.00%, 8/01/23	13,000,000	13,240,110
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/26	8,000,000	8,129,280
San Luis and Delta-Mendota Water Authority Revenue, DHCCP Development Project, Refunding, Series
A, BAM Insured, 5.00%, 3/01/29	1,000,000	1,141,170

franklintempleton.com

Semiannual Report 21

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Mateo County Transit District Revenue,
Refunding, Series A, 5.00%, 6/01/28	$3,000,000	$3,608,190
Refunding, Series A, 5.00%, 6/01/29	4,300,000	5,153,593
Refunding, Series A, 5.00%, 6/01/30	5,000,000	5,958,950
San Ysidro School District COP,
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/29.	1,100,000	1,250,403
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/31.	1,000,000	1,126,250
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/33.	1,050,000	1,173,344
Sanger Financing Authority Wastewater Revenue, Fresno County, Refunding, AGMC Insured, 5.00%,
6/15/34	7,000,000	7,904,260
Santa Ana Community RDA Tax Allocation, Merged Project Area, Refunding, Series A, 6.00%, 9/01/22	5,000,000	5,778,400
Santa Ana USD, GO, Election of 2008, Series A, 5.25%, 8/01/25	2,000,000	2,118,980
Santa Cruz County RDA Tax Allocation, Refunding, Series A, BAM Insured, 5.00%, 9/01/29	4,475,000	5,178,515
Sonoma CDA Successor Agency Tax Allocation,
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/29	1,000,000	1,163,710
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/33	1,200,000	1,363,764
Sonoma-Marin Area Rail Transit District Measure Q Sales Tax Revenue,
Series A, 5.00%, 3/01/25.	15,410,000	17,622,876
Series A, 5.00%, 3/01/27.	11,945,000	13,597,591
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway Environmental
Center, Series A, 5.25%, 9/01/24	3,500,000	3,801,210
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%,
11/01/19	2,500,000	2,700,325
Southern California Public Power Authority Revenue,
Canyon Power Project, Refunding, Series A, 5.00%, 7/01/19	1,500,000	1,630,470
Southern Transmission Project, Subordinate, Refunding, Series C, 5.00%, 7/01/26	5,000,000	5,935,950
Tulare County Board of Education COP, Capital Improvement Projects, BAM Insured, 5.00%, 5/01/28	1,040,000	1,160,838
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, Pre-Refunded, 5.25%,
1/01/24	5,000,000	5,388,600
Tustin CFD No. 06-1 Special Tax,
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/30	1,000,000	1,113,500
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/32	1,565,000	1,727,854
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/24	1,000,000	1,118,720
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/25	1,000,000	1,118,720
University of California Revenue,
General, Series AM, 5.00%, 5/15/27	3,000,000	3,518,940
General, Series AM, 5.00%, 5/15/28	1,835,000	2,145,665
General, Series U, 5.00%, 5/15/19	4,060,000	4,409,119
Series S, 5.00%, 5/15/19.	8,125,000	8,619,244
Series S, Pre-Refunded, 5.00%, 5/15/19	20,000	21,231
Washington Township Health Care District Revenue, Series A, 5.00%, 7/01/25	3,035,000	3,232,578
West Basin Municipal Water District Revenue,
Refunding, Series A, 5.00%, 8/01/32	1,975,000	2,291,750
Refunding, Series A, 5.00%, 8/01/33	2,630,000	3,033,731
Whittier UHSD,
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/24	7,755,000	5,579,257
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/26	10,045,000	6,373,653
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.00%, 9/01/26.	1,435,000	1,659,850
		1,665,940,401

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 2.1%
Guam 0.4%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.25%, 12/01/17	$2,305,000	$2,390,723
Guam Power Authority Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/21	2,000,000	2,237,260
Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,000,000	2,267,980
		6,895,963
Puerto Rico 1.7%
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series UU, AGMC Insured, 5.00%, 7/01/23	5,000,000	5,073,850
Series RR, NATL Insured, 5.00%, 7/01/21	5,000,000	5,008,350
Series WW, 5.375%, 7/01/23	5,000,000	3,306,250
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, NATL Insured,
6.00%, 7/01/23	11,645,000	12,883,912
Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series A, 5.00%, 8/01/24	10,000,000	4,700,000
		30,972,362
Total U.S. Territories		37,868,325
Total Municipal Bonds before Short Term Investments (Cost $1,639,592,475)		1,703,808,726

Short Term Investments 3.7%
Municipal Bonds 3.7%
California 3.7%
[b] California Infrastructure and Economic Development Bank Revenue, Los Angeles Museum of Natural
History Foundation, Refunding, Series A, Daily VRDN and Put, 0.65%, 9/01/37.	14,700,000	14,700,000
[b] California State GO,
Kindergarten, Refunding, Series A1, Daily VRDN and Put, 0.64%, 5/01/34	5,100,000	5,100,000
Kindergarten, Refunding, Series A2, Daily VRDN and Put, 0.65%, 5/01/34	550,000	550,000
Kindergarten, Refunding, Series A3, Daily VRDN and Put, 0.66%, 5/01/34	4,300,000	4,300,000
Kindergarten, Refunding, Series B3, Daily VRDN and Put, 0.58%, 5/01/34	800,000	800,000
Series A-1, Daily VRDN and Put, 0.66%, 5/01/33	6,685,000	6,685,000
Series A-2, Daily VRDN and Put, 0.67%, 5/01/33	1,850,000	1,850,000
Series A-3, Daily VRDN and Put, 0.68%, 5/01/33	18,650,000	18,650,000
[b] Irvine Ranch Water District GO, ID, Consolidated, Series B, Daily VRDN and Put, 0.65%, 10/01/41.	1,000,000	1,000,000
[b] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, Daily
VRDN and Put, 0.67%, 7/01/35	4,800,000	4,800,000
[b] University of California Regents Medical Center Pooled Revenue, Refunding, Series B-2, Daily VRDN and
Put, 0.65%, 5/15/32	7,560,000	7,560,000
Total Short Term Investments (Cost $65,995,000)		65,995,000
Total Investments (Cost $1,705,587,475) 100.0%		1,769,803,726
Other Assets, less Liabilities (0.0)%†		(294,755)
Net Assets 100.0%		$1,769,508,971

See Abbreviations on page 34.

†Rounds to less than 0.1% of net assets.
aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statement of Assets and Liabilities
December 31, 2016 (unaudited)

Assets:
Investments in securities:
Cost	$1,705,587,475
Value.	$1,769,803,726
Cash.	30,967
Receivables:
Capital shares sold	16,708,378
Interest	20,742,066
Other assets	144
Total assets	1,807,285,281
Liabilities:
Payables:
Investment securities purchased	18,085,958
Capital shares redeemed	17,704,969
Management fees	683,438
Distribution fees	457,607
Transfer agent fees	117,087
Distributions to shareholders	717,120
Accrued expenses and other liabilities.	10,131
Total liabilities	37,776,310
Net assets, at value	$1,769,508,971
Net assets consist of:
Paid-in capital	$1,751,576,124
Undistributed net investment income	1,509,225
Net unrealized appreciation (depreciation)	64,216,251
Accumulated net realized gain (loss)	(47,792,629)
Net assets, at value	$1,769,508,971
Class A:
Net assets, at value	$945,236,834
Shares outstanding.	79,833,668
Net asset value per share[a]	$11.84
Maximum offering price per share (net asset value per share ÷ 97.75%)	$12.11
Class C:
Net assets, at value	$269,841,688
Shares outstanding.	22,706,912
Net asset value and maximum offering price per share[a]	$11.88
Advisor Class:
Net assets, at value	$554,430,449
Shares outstanding.	46,716,038
Net asset value and maximum offering price per share	$11.87

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended December 31, 2016 (unaudited)

Investment income:
Interest	$30,306,305
Expenses:
Management fees (Note 3a)	4,312,242
Distribution fees: (Note 3c)
Class A	500,891
Class C	922,526
Transfer agent fees: (Note 3e)
Class A	187,835
Class C	53,224
Advisor Class	111,905
Custodian fees	8,133
Reports to shareholders	26,821
Registration and filing fees.	6,268
Professional fees	31,538
Trustees’ fees and expenses	19,630
Other	43,376
Total expenses	6,224,389
Net investment income.	24,081,916
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(16,438,787)
Net change in unrealized appreciation (depreciation) on investments	(86,505,411)
Net realized and unrealized gain (loss)	(102,944,198)
Net increase (decrease) in net assets resulting from operations	$(78,862,282)

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FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	December 31, 2016	Year Ended
	(unaudited)	June 30, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$24,081,916	$45,128,740
Net realized gain (loss)	(16,438,787)	(10,904,482)
Net change in unrealized appreciation (depreciation)	(86,505,411)	79,366,198
Net increase (decrease) in net assets resulting from operations	(78,862,282)	113,590,456
Distributions to shareholders from:
Net investment income:
Class A	(12,900,448)	(25,658,060)
Class C	(2,850,568)	(5,692,773)
Advisor Class	(7,957,020)	(13,593,535)
Total distributions to shareholders	(23,708,036)	(44,944,368)
Capital share transactions: (Note 2)
Class A	(3,726,666)	77,192,288
Class C	2,249,905	28,655,674
Advisor Class	4,117,239	139,116,473
Total capital share transactions.	2,640,478	244,964,435
Net increase (decrease) in net assets	(99,929,840)	313,610,523
Net assets:
Beginning of period	1,869,438,811	1,555,828,288
End of period	$1,769,508,971	$1,869,438,811
Undistributed net investment income included in net assets:
End of period	$1,509,225	$1,135,345

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements (unaudited)

Franklin California Intermediate-Term Tax-Free Income Fund

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin California Intermediate-Term Tax-Free Income Fund (Fund) is included in this report. The financial statements of the other fund in the Trust is presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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Semiannual Report 27

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Income Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from net realized capital gains are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	December 31, 2016		June 30, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	9,885,845	$120,002,481	17,336,656	$211,719,873
Shares issued in reinvestment of distributions	898,776	10,969,272	1,722,863	21,058,122
Shares redeemed	(11,196,678)	(134,698,419)	(12,747,596)	(155,585,707)
Net increase (decrease)	(412,057)	$(3,726,666)	6,311,923	$77,192,288
Class C Shares:
Shares sold	2,421,230	$29,675,780	5,015,931	$61,466,596
Shares issued in reinvestment of distributions	177,313	2,171,717	346,997	4,255,715
Shares redeemed	(2,438,259)	(29,597,592)	(3,026,149)	(37,066,637)
Net increase (decrease)	160,284	$2,249,905	2,336,779	$28,655,674
Advisor Class Shares:
Shares sold	10,860,436	$132,280,930	19,388,496	$237,850,028
Shares issued in reinvestment of distributions	503,776	6,162,291	841,843	10,319,727
Shares redeemed	(11,184,740)	(134,325,982)	(8,904,905)	(109,053,282)
Net increase (decrease)	179,472	$4,117,239	11,325,434	$139,116,473

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended December 31, 2016, the annualized effective investment management fee rate was 0.457% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$68,156
CDSC retained	$31,476

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended December 31, 2016, the Fund paid transfer agent fees of $352,964, of which $87,010 was retained by Investor Services.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended December 31, 2016, the purchase and sale transactions aggregated $81,775,000 and $40,175,000, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, must be fully utilized before those losses with expiration dates.

At June 30, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$5,166,158
2018	1,396,013
2019	2,006,118
Capital loss carryforwards not subject to expiration:
Short term	8,079,681
Long term	14,705,874
Total capital loss carryforwards	$31,353,844

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$1,705,301,290

Unrealized appreciation	$73,747,005
Unrealized depreciation	(9,244,569)
Net unrealized appreciation (depreciation)	$64,502,436

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2016, aggregated $249,915,022 and $278,994,478, respectively.

6. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

6. Concentration of Risk (continued)

heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended December 31,2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2016, all of the Fund’s investments in financial instruments carried at fair value using Level 2 inputs.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	GNMA	Government National Mortgage Association
ABAG	The Association of Bay Area Governments	GO	General Obligation
AD	Assessment District	ID	Improvement District
AGMC	Assured Guaranty Municipal Corp.	MFHR	Multi-Family Housing Revenue
AMBAC	American Municipal Bond Assurance Corp.	MTA	Metropolitan Transit Authority
BAM	Build America Mutual Assurance Co.	MUD	Municipal Utility District
BART	Bay Area Rapid Transit	NATL	National Public Financial Guarantee Corp.
CDA	Community Development Authority/Agency	PBA	Public Building Authority
CFD	Community Facilities District	PFA	Public Financing Authority
COP	Certificate of Participation	PFAR	Public Financing Authority Revenue
CRDA	Community Redevelopment Authority/Agency	RDA	Redevelopment Agency/Authority
ETM	Escrow to Maturity	UHSD	Unified/Union High School District
FHA	Federal Housing Authority/Agency	USD	Unified/Union School District
FICO	Financing Corp.	XLCA	XL Capital Assurance

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter

December 31, 2016

Franklin California Ultra-Short Tax-Free Income Fund

A SERIES OF FRANKLIN CALIFORNIA TAX-FREE TRUST

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Contents

Semiannual Report
Franklin California Ultra-Short Tax-Free Income Fund	3
Performance Summary	7
Your Fund's Expenses	9
Financial Highlights and Statement of Investments	10
Financial Statements	14
Notes to Financial Statements	17
Shareholder Information	25

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2

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Semiannual Report

Franklin California Ultra-Short Tax-Free Income Fund

This semiannual report for Franklin California Ultra-Short Tax-Free Income Fund covers the period ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
12/31/16
% of Total
Ratings	Investments
AAA	18.07%
AA	69.60%
A	3.05%
BBB	9.28%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Advisor Class share price, as measured by net asset value (NAV), decreased from $10.00 on June 30, 2016, to $9.99 on December 31, 2016. The Fund’s Advisor Class shares paid dividends totaling 1.32 cents per share for the same period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Advisor Class shares’ distribution rate was 0.27%, based on an annualization of December’s 0.2231 cent per share dividend and the net asset

Dividend Distributions*
07/1/16–12/31/16
	Dividend per Share (cents)
Month	Class A1	Advisor Class
July	0.1656	0.1679
August	0.2267	0.2265
September	0.2283	0.2282
October	0.2818	0.2816
November	0.1899	0.1895
December	0.2232	0.2231
Total	1.3155	1.3168

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

value of $9.99 on December 31, 2016. An investor in the 2016 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 0.55% from a taxable investment to match the Fund’s Advisor Class tax-free distribution rate.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

Although the municipal bond market performed better than the U.S. Treasury market, both underperformed the U.S. stock market during the 6-month period ended December 31, 2016. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a -3.91% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a -4.11% total

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 12.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

return. U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and U.S. Treasuries with a +7.82% total return for the reporting period.3

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% to 0.50%–0.75%. It also increased the discount rate by 0.25% to 1.25% in December. After raising its target range by 0.25% just once in both 2015 and 2016, the Fed indicated that it expects three such increases in 2017. It cited a strengthening labor market and increasing inflation for its decision.

Approximately $219 billion in municipal bonds were issued over the past six months. More than $53 billion of municipal bonds were issued during the month of October, which is the highest monthly number in 30 years. The municipal market experienced a significant increase in new money as well as refunding issuance. New money municipal bond issuance has increased 12.3% during 2016 as compared to 2015, while refunding volume was up 7.1%. Municipal bond funds recorded just over $19 billion in inflows during the first four months of the reporting period, reflecting solid demand for tax-exempt debt. However, municipal bond funds experienced approximately $19 billion in outflows in November and December, leading to only slightly net positive flows for the period. For the first four months of the period, the municipal bond market declined because of heavy new issue supply through October. Post-election, new supply diminished, but the market continued to suffer due to the sharp drop in fund flows.

During the period under review, municipal bonds with shorter maturities generally performed better than bonds with longer maturities. High yield municipal bonds underperformed investment-grade municipals, in the face of relatively heavy supply and sizable outflows to high yield municipal bond funds. High yield tax-exempt bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, had a -4.62% total return for the period.3

Donald Trump won a surprise U.S. presidential victory that drew Brexit comparisons, shook the political establishment and sent countervailing waves of optimism and uncertainty through global markets. The election also resulted in Republican control of both the White House and Congress, marking the country’s first unified government in six years. Many forecasters believe that the Trump presidency could usher in a new era of higher growth for the U.S. economy; the cornerstones of his plan will likely include lower corporate taxes, less regulation, rebuilding the military and the implementation of an infrastructure investment program. Most economists surveyed after the election reassessed their outlooks to cautious optimism, believing that the incoming administration’s proposals to reduce taxes, loosen regulation and invest in infrastructure will amount to a fiscal stimulus and higher inflation. However, many expected considerable volatility and rising risk premia as financial markets price in an evolving set of economic and geopolitical risks. Separately, the trade-weighted U.S. dollar has shown resurgent strength since the end of the third quarter and reached a 13-year high in December, while fixed income investors endured a broad-based bond market selloff for the third month in a row.

Several developments affected Puerto Rico bonds over the reporting period. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA). The act, a bipartisan congressional effort, created an independent, seven-member oversight board appointed by the House of Representatives, Senate and President Obama, that will have fiscal oversight over Puerto Rico’s finances for an initial term of five years. The board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards. Additionally, PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and safeguards that are not available to creditors in a Chapter 9 proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds we own. Currently, we are still working with Puerto Rico to finalize all outstanding issues necessary to implement our agreement with PREPA.

On July 1, 2016, Puerto Rico defaulted on $911 million in debt service out of $2.0 billion due across several different island entities. Puerto Rico defaulted on the entire $779 million due on its general obligation (GO) debt, making it the first state-level issuer to do so since the Great Depression. Consistent with previous months, Puerto Rico also defaulted on

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed

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Puerto Rico Infrastructure Finance Authority Rum Bonds and the Public Finance Corporation debt. Of the $1.1 billion paid, some of it was reportedly paid from debt service reserves. While the government reported it was not paying any debt service on the Public Building Authority bonds guaranteed by the Commonwealth, it is our understanding that $151 million in funds available with the trustee were used to make a partial payment. The Franklin Municipal Bond Funds received approximately 85% of payments due on July 1.

COFINA, the Spanish name for debt secured by a dedicated portion of the sales tax, has to date made all principal and interest payments on time and in full. However, on November 22, certain Franklin Municipal Bond Funds that own COFINA subordinated bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of GO hedge fund bondholders (the “GO group”) and the government. Since the GO group is seeking to divert the stream of revenues used to make payments on the COFINA bonds, the Franklin Municipal Bond Funds felt compelled to file the motion in order to protect the interests of the Funds and their shareholders.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the past six months under review. Universities and innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation, positioning its economy for faster overall economic growth and pushing revenues higher. Unemployment declined slightly from 5.4% in June 2016 to 5.3% at period-end, yet remained above the 4.7% national rate.4 Sales of California homes declined during the period as housing prices generally increased.

The state experienced strong revenue trends aided by temporary tax increases and a multi-year bull market for equities. Its largest three revenue sources are personal income tax, sales tax and corporation tax. According to California’s 2016–2017 budget summary, revenues in the state’s general fund could benefit from the growing economy with high levels of capital gains and strong growth in wages. Capital gains-related tax revenues are volatile, however, and might be influenced by unpredictable financial markets. California paid down budgetary debts and continued to align recurring revenues and expenses during the period. As a result, the state entered fiscal

Portfolio Composition
12/31/16
% of Total
Investments*
General Obligation	45.3%
Utilities	19.6%
Refunded**	14.2%
Hospital & Health Care	9.3%
Higher Education	9.3%
Subject to Government Appropriations	2.3%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

year 2016 with a balanced budget, while increasing spending for education, health care and social services.

California’s net tax-supported debt was $2,323 per capita and 4.7% of personal income, compared with the $1,025 and 2.5% national medians, respectively.5 During the period under review, independent credit rating agency Standard & Poor’s (S&P) affirmed its rating of California’s general obligations bonds at AA- with a stable outlook.6 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment and generated modest operating surpluses that could translate to larger projected budget reserves.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable

4. Source: Bureau of Labor Statistics.
5. Source: Moody’s Investors Service, State Debt Medians 2016: Total Debt Remains Static in 2016, 5/6/16.
6. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of one year or less. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California Ultra-Short Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Performance Summary as of December 31, 20161

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161,2

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is and the minimum is 0%. Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[3]	Total Return[4]
Advisor
6-Month	+0.03%	+0.03%
1-Year	+0.06%	+0.06%
5-Year	+0.06%	+0.01%
10-Year	+4.60%	+0.45%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[5]	Distribution Rate[6]	Standardized Yield[7]	Standardized Yield[6]

Advisor	0.27%	0.55%	0.36%	0.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses[8]
Share Class	With Waiver	Without Waiver
Advisor	0.37%	0.89%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The
Fund’s prospectus also includes a description of the main investment risks.

1. On 3/18/16, the Fund, having no assets of its own, acquired all of the assets and liabilities of California Money Fund through a reorganization. The California Money Fund was the accounting survivor of the reorganization and as a result Advisor Class shares of the Fund have adopted California Money Fund’s Class A share’s historical performance record prior to 3/18/16. For periods after the date of reorganization, the Fund’s actual Advisor Class performance is reported, reflecting all charges and fees applicable to each share class. Given the significant differences between a money fund (California Money Fund) and this fund (a non-money fund), including with the investment objective and strategies as well as the fee/expense structure, performance prior to 3/18/16 may not be representative of this Fund’s future performance.
2.The Fund has an expense reduction contractually guaranteed through 10/31/17. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. Distribution rate is based on an annualization of the respective class’s December dividend and the NAV per share on 12/31/16.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
8. Figure is as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]

A1	$1,000	$1,000.30	$1.61	$1,023.59	$1.63	0.32%
Advisor	$1,000	$1,000.30	$1.61	$1,023.59	$1.63	0.32%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Ultra-Short Tax-Free Income Fund
	Six Months Ended
	December 31, 2016		Year Ended June 30,[a]
	(unaudited)	2016	2015	2014	2013	2012
Class A1
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period.	$10.01	$10.00	$10.00	$10.00	$10.00	$10.00
Income from investment operations[b]:
Net investment income	0.013	0.002	—	—	—	—
Net realized and unrealized gains (losses)	(0.010)	0.010	—	—	(—)[c]	—
Total from investment operations	0.003	0.012	—	—	(—)[c]	—
Less distributions from net investment income.	(0.013)	(0.002)	—	—	—	—
Net asset value, end of period	$10.00	$10.01	$10.00	$10.00	$10.00	$10.00

Total return[d]	0.03%	0.12%	—%	—%	—%	—%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.92%	0.56%	0.53%	0.53%	0.53%	0.54%
Expenses net of waiver and payments by
affiliates	0.32%	0.03%	0.04%	0.05%	0.12%	0.12%
Net investment income	0.26%	—%[f]	—%	—%	—%	—%

Supplemental data
Net assets, end of period (000’s)	$48,429	$51,481	$666,254	$769,835	$628,480	$564,477
Portfolio turnover rate	—%	—%	—%	—%	—%	—%

aOn March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt
Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. See
Notes1and7.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRounds to less than 0.01%.

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	FRANKLIN CALIFORNIA TAX-FREE TRUST
	FINANCIAL HIGHLIGHTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)
	Six Months Ended	Year Ended
	December 31, 2016	June 30,
	(unaudited)	2016 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$10.00	$10.00
Income from investment operations[b]:
Net investment income	0.013	0.002
Net realized and unrealized gains (losses)	(0.010)	—[c]
Total from investment operations	0.003	0.002
Less distributions from net investment income.	(0.013)	(0.002)
Net asset value, end of period	$9.99	$10.00

Total return[d]	0.03%	0.02%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.92%	0.89%[f]
Expenses net of waiver and payments by affiliates.	0.32%	0.27%
Net investment income	0.26%	0.08%

Supplemental data
Net assets, end of period (000’s)	$10,305	$10,019
Portfolio turnover rate	—%	—%

aFor the period March 18, 2016 (commencement of class operations) to June 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cAmount rounds to less than $0.001 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRatios are adjusted to exclude the effects of annualization for non-recurring expesnses.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, December 31, 2016 (unaudited)
Franklin California Ultra-Short Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 6.1%
California 6.1%
Beverly Hills PFA Wastewater Revenue, Refunding, Series A, 4.00%, 6/01/17	$350,000	$354,466
California State Economic Recovery GO, Series A, ETM, 5.00%, 7/01/17	330,000	336,633
California State GO, Various Purpose, Refunding, XLCA Insured, 4.50%, 6/01/17	300,000	304,458
Campbell USD, GO, Refunding, 4.00%, 8/01/17	300,000	305,346
Corona-Norco USD, GO, Election of 2006, Series A, AGMC Insured, 5.00%, 8/01/17	300,000	307,056
Los Angeles USD, GO, Election of 2002, Series B, AGMC Insured, 5.00%, 7/01/21	335,000	341,650
Palomar Health Revenue, Refunding, 3.00%, 11/01/17	1,000,000	1,006,710
Temecula Valley USD, GO, Riverside County, Election of 2012, Series B, AGMC Insured, 4.00%, 8/01/17	615,000	625,319
Total Municipal Bonds before Short Term Investments (Cost $3,589,952)		3,581,638

Short Term Investments 94.0%
Municipal Bonds 94.0%
California 94.0%
[a] California Infrastructure and Economic Development Bank Revenue, Los Angeles Special Project, Series A,
Weekly VRDN and Put, 0.78%, 7/01/33	2,000,000	2,000,000
[a] California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series F, Daily VRDN and Put, 0.73%,
11/01/26	2,500,000	2,500,000
California State Department of Water Resources Power Supply Revenue, Refunding, Series L, 5.00%,
5/01/17	1,345,000	1,362,942
California State Education Notes Revenue, Program Note Participation Note, Series A, TRAN, 2.00%,
6/30/17	2,000,000	2,009,580
[a] California State Educational Facilities Authority Revenue,
California Institute of Technology, Various, Series B, Weekly VRDN and Put, 0.68%, 10/01/36	1,100,000	1,100,000
Stanford University, Refunding, Series L-5, Weekly VRDN and Put, 0.70%, 10/01/17	900,000	900,000
California State GO,
Various Purpose, Pre-Refunded, 5.00%, 6/01/37.	850,000	864,246
Various Purpose, Refunding, 5.00%, 2/01/17	370,000	371,136
[a] California State Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series D, Weekly VRDN and Put, 0.70%, 11/01/34	1,200,000	1,200,000
Health Facility, Catholic Healthcare West, Series B, Weekly VRDN and Put, 0.68%, 3/01/47.	1,900,000	1,900,000
[a] California State HFAR, MFH III, Series A, Weekly VRDN and Put, 0.73%, 8/01/40	1,965,000	1,965,000
[a] California State Municipal Finance Authority Revenue, Chevron USA Inc. Project, Recovery Zone Bonds,
Series B, Daily VRDN and Put, 0.66%, 11/01/35	900,000	900,000
California Statewide CDA Revenue, Redlands Community Hospital Obligated Group, Refunding, 4.00%,
10/01/17	325,000	331,039
[a] Calleguas-Las Virgenes PFAR, Municipal Water District Project, Refunding, Series A, Weekly VRDN and
Put, 0.66%, 7/01/37.	2,000,000	2,000,000
Carlsbad USD, COP, School Financing Projects, Refunding, 4.00%, 10/01/17	250,000	255,280
Compton USD, GO, Election of 2015, Series A, BAM Insured, 2.00%, 6/01/17	1,000,000	1,003,750
[a] East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A-1,
Weekly VRDN and Put, 0.67%, 6/01/38	1,000,000	1,000,000
[a] Irvine 1915 Act Special Assessment, Limited Obligation Improvement, AD No. 94-15, Refunding, Daily
VRDN and Put, 0.70%, 9/02/20	1,100,000	1,100,000
[a] Irvine Ranch Water District GO, ID, Consolidated, Series B, Daily VRDN and Put, 0.65%, 10/01/41	700,000	700,000
Long Beach Community College District GO, Election of 2016, Series B, 2.00%, 8/01/17	700,000	704,466
Los Angeles Community College District GO, Series I, 2.00%, 2/01/17	1,500,000	1,501,515
[a] Los Angeles County Housing Authority MFHR, Malibu Meadows Project, Refunding, Series B, FNMA
Insured, Weekly VRDN and Put, 0.58%, 4/15/28.	2,000,000	2,000,000
Los Angeles County Revenue, TRAN, 3.00%, 6/30/17	2,000,000	2,020,820
[a] Los Angeles Department of Water and Power Revenue,
Water System, Refunding, Series B, Subseries B-1, Weekly VRDN and Put, 0.70%, 7/01/35	1,400,000	1,400,000
Water System, Refunding, Series B, Subseries B-2, Daily VRDN and Put, 0.65%, 7/01/35	200,000	200,000

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
Los Angeles GO, Series B, TRAN, 3.00%, 6/29/17	$2,000,000	$2,020,620
[a] The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series B-3, Daily VRDN and Put, 0.67%, 7/01/35	500,000	500,000
Refunding, Series D, Weekly VRDN and Put, 0.67%, 7/01/35	2,000,000	2,000,000
Mid-Peninsula Water District COP, 4.00%, 12/01/17	315,000	323,234
[a] Modesto Water Revenue COP, Refunding, Series A, Weekly VRDN and Put, 0.72%, 10/01/36	1,100,000	1,100,000
Palo Alto Utility Revenue, Refunding, Series A, 4.00%, 6/01/17	400,000	405,104
[b] Palo Verde USD, COP, Refunding, AGMC Insured, 3.00%, 3/01/17	335,000	335,904
Pittsburg Water Revenue, Refunding, Series A, 2.00%, 2/01/17	200,000	200,160
San Diego County and School District Note Participations Revenue, 3.00%, 6/30/17	2,000,000	2,019,480
[a] San Diego County Regional Transportation Commission Sales Tax Revenue, Refunding, Series D, Weekly
VRDN and Put, 0.69%, 4/01/38	2,100,000	2,100,000
[a] San Francisco City and County Finance Corp. Revenue, Moscone Center, Refunding, Series 1, Weekly
VRDN and Put, 0.70%, 4/01/30	1,840,000	1,840,000
San Francisco City and County GO, Refunding, Series R1, 5.00%, 6/15/17	465,000	473,561
[a] Santa Clara Valley Transportation Authority Sales Tax Revenue, Refunding, Series A, Weekly VRDN and
Put, 0.70%, 6/01/26.	2,000,000	2,000,000
Santa Cruz County GO, TRAN, 3.00%, 6/29/17	2,000,000	2,019,720
Santa Monica-Malibu USD, COP, Refunding, Series B, 4.00%, 5/01/17	250,000	252,435
Sonoma County Junior College District GO, Election of 2014, Series A, 3.00%, 8/01/17	250,000	252,860
[a] Tahoe Forest Hospital District Revenue, Health Facility, Daily VRDN and Put, 0.71%, 7/01/33	300,000	300,000
Twin Rivers USD,
GO, Refunding, Series A, 4.00%, 8/01/17	325,000	330,509
GO, Refunding, Series B, 4.00%, 8/01/17	325,000	330,509
University of California Regents Medical Center Pooled Revenue, Refunding, Series L, 1.75%, 5/15/17	1,000,000	1,003,160
[a] University of California Revenue, General, Series AL-1, Weekly VRDN and Put, 0.66%, 5/15/48	1,300,000	1,300,000
Ventura County, TRAN, 2.00%, 7/01/17	2,000,000	2,010,740
Westlands Water District Revenue, Refunding, Series A, AGMC Insured, 3.00%, 9/01/17	780,000	790,210
Total Short Term Investments (Cost $55,229,068)		55,197,980
Total Investments (Cost $58,819,020) 100.1%		58,779,618
Other Assets, less Liabilities (0.1)%		(45,624)
Net Assets 100.0%		$58,733,994

See Abbreviations on page 24.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.
bSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statement of Assets and Liabilities
December 31, 2016 (unaudited)

Assets:
Investments in securities:
Cost	$58,819,020
Value	$58,779,618
Cash	30,152
Receivables:
Capital shares sold	371
Interest	272,866
Total assets	59,083,007
Liabilities:
Payables:
Investment securities purchased	335,583
Capital shares redeemed	866
Management fees	754
Transfer agent fees	8,505
Distributions to shareholders.	122
Accrued expenses and other liabilities	3,183
Total liabilities	349,013
Net assets, at value.	$58,733,994
Net assets consist of:
Paid-in capital.	$58,747,339
Undistributed net investment income	25,704
Net unrealized appreciation (depreciation)	(39,402)
Accumulated net realized gain (loss)	353
Net assets, at value.	$58,733,994
Class A1:
Net assets, at value.	$48,429,181
Shares outstanding	4,843,821
Net asset value and maximum offering price per share[a]	$10.00
Advisor Class:
Net assets, at value.	$10,304,813
Shares outstanding	1,031,139
Net asset value and maximum offering price per share	$9.99

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended December 31, 2016 (unaudited)

Investment income:
Interest	$175,991
Expenses:
Management fees (Note 3a)	187,199
Transfer agent fees: (Note 3c)
Class A1	25,501
Advisor Class	5,187
Custodian fees	234
Reports to shareholders	3,852
Registration and filing fees	8,065
Professional fees	27,041
Trustees’ fees and expenses	1,806
Other	16,267
Total expenses	275,152
Expenses waived/paid by affiliates (Note 3d)	(177,736)
Net expenses	97,416
Net investment income	78,575
Realized and unrealized gains (losses):
Net change in unrealized appreciation (depreciation) on investments	(44,501)
Net realized and unrealized gain (loss)	(44,501)
Net increase (decrease) in net assets resulting from operations	$34,074

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FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	December 31, 2016	Year Ended
	(unaudited)	June 30, 2016[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$78,575	$14,804
Net realized gain (loss)	—	4,718
Net change in unrealized appreciation (depreciation)	(44,501)	5,099
Net increase (decrease) in net assets resulting from operations	34,074	24,621
Distributions to shareholders from:
Net investment income:
Class A1	(64,827)	(12,429)
Advisor Class	(13,225)	(2,375)
Total distributions to shareholders	(78,052)	(14,804)
Capital share transactions: (Note 2)
Class A1	(3,015,653)	(614,781,761)
Advisor Class	293,790	10,017,374
Total capital share transactions	(2,721,863)	(604,764,387)
Net increase (decrease) in net assets	(2,765,841)	(604,754,570)
Net assets:
Beginning of period	61,499,835	666,254,405
End of period	$58,733,994	$61,499,835
Undistributed net investment income included in net assets:
End of period	$25,704	$25,181

aOn March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt
Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. See
Notes1and7.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements (unaudited)

Franklin California Ultra-Short Tax-Free Income Fund

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin California Ultra-Short Tax-Free Income Fund (Fund) is included in this report. The financial statements of the other fund in the Trust is presented separately. The Fund offers two classes of shares: Class A1 and Advisor Class. Each class of shares differs by its voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for transfer agent fees.

Effective March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized with and into Franklin California Ultra-Short Tax-Free Income Fund, a new fund created for the purpose of the reorganization. Franklin California Tax-Exempt Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. In connection with the reorganization Class A shareholders of Franklin California Tax-Exempt Money Fund received Class A1 shares of Franklin California Ultra-Short Tax-Free Income Fund. Additional shares of Class A1 will only be available for purchase by certain shareholders who received class A1 shares in connection with the reorganization and continue to remain shareholders of the Fund. Class A1 shares will not be available to new investors

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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Semiannual Report 17

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

1. Organization and Significant Accounting

Policies

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from net realized capital gains are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses and net investment income, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	December 31, 2016		June 30, 2016[a]
	Shares	Amount	Shares	Amount
Class A1 Shares[b]:
Shares sold	244,407	$2,444,544	10,356,318	$103,563,296
Shares issued in reinvestment of distributions	6,387	63,887	1,213	12,137
Shares redeemed	(552,092)	(5,524,084)	(71,834,429)	(718,357,194)
Net increase (decrease)	(301,298)	$(3,015,653)	(61,476,898)	$(614,781,761)
Advisor Class Shares:
Shares sold	35,808	$357,824	1,001,499	$10,015,000
Shares issued in reinvestment of distributions	1,322	13,217	238	2,374
Shares redeemed	(7,728)	(77,251)	—	—
Net increase (decrease)	29,402	$293,790	1,001,737	$10,017,374

aFor the period March 18, 2016 (commencement of class operations) to June 30, 2016, for Advisor Class.
bFormerly Class A shares of Franklin California Tax-Exempt Money Fund.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Semiannual Report 19

FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended December 31, 2016, the annualized effective investment management fee rate was 0.625% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended December 31, 2016, the Fund paid transfer agent fees of $30,688, of which $23,789 was retained by Investor Services.

d. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) for Class A1 and Advisor Class of the Fund do not exceed 0.37% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, and liquidations) until October 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Advisers has voluntarily agreed to waive or limit a portion of its investment management fees for the Fund to the extent necessary to allow the Fund to pay a monthly dividend at an annualized distribution rate of 0.25%. Because such a waiver will be limited to the amount of investment management fees earned by Advisers, the Fund’s monthly dividend may fall below an annualized distribution rate of 0.25% if the Fund does not earn enough income (after waivers) to reach such rate. This resulted in an additional waiver of $13,038 for the period ended December 31, 2016. Advisers may discontinue this waiver at any time upon notice to the Fund’s Board.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

e. Other Affiliated Transactions

At December 31, 2016, an interested board member of the trust owned 17.1% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended December 31, 2016, the purchase and sale transactions aggregated $1,500,000 and $20,800,000, respectively.

4. Income Taxes

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$58,819,020

Unrealized appreciation	$322
Unrealized depreciation	(39,724)
Net unrealized appreciation (depreciation)	$(39,402)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of non-deductible expenses.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2016, aggregated $1,012,810 and $0, respectively.

6. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Reorganization

Pursuant to a plan of reorganization approved on February 26, 2016 by the shareholders of Franklin California Tax-Exempt Money Fund (Acquired Fund), Franklin California Ultra-Short Tax-Free Income Fund (Surviving Fund), having no assets of its own, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, through a tax-free exchange of 6,936,914 shares of the Surviving Fund (valued at $69,408,092) and assumed all of the Acquired Fund’s liabilities. The Acquired Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of the Acquired Fund.

The primary purpose for the reorganization was to combine the Acquired Fund with the Surviving Fund that has generally similar investment goals, principal strategies and principal risks but was not subject to the portfolio credit quality, liquidity, maturity and diversification standards applicable to money market funds pursuant to Rule 2a-7 of the 1940 Act. The estimated cost of the

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Semiannual Report 21

FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

7. Reorganization (continued)

reorganization was $134,845 of which Advisers and the Acquired Fund each paid 50%. The Acquired Fund’s actual portion of reorganization cost in excess of the estimated cost accrued at time of reorganization are included with other fees in the Surviving Fund’s Statement of Operations.

In order to provide comparable accounting and performance information and avoid performance distortions that result from combining the historical rate records of the Acquired Fund, which during the Acquired Fund’s period of operations had a stated NAV of $1.00, with the performance of the Surviving Fund, which has an initial NAV of $10.00 that subsequently fluctuated, the NAVs, financial highlights per share operating performance and distributions, and shares of beneficial interest of the Acquired Fund were adjusted by a factor of 10. As a result of adopting the accounting records of the Acquired Fund by the Surviving Fund, the Surviving Fund’s pro forma results of operations, assuming the reorganization had been completed on July 1, 2015, is the same the amounts shown for the Surviving Fund on the Statements of Operations.

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion. The Fund began participating in the Global Credit Facility on February 10, 2017.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended December 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

22 Semiannual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2016, all of the Fund’s investments in financial instruments carried at fair value using Level 2 inputs.

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Semiannual Report 23

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	MFH	Multi-Family Housing
AD	Assessment District	MFHR	Multi-Family Housing Revenue
AGMC	Assured Guaranty Municipal Corp.	MUD	Municipal Utility District
BAM	Build America Mutual Assurance Co.	PCFA	Pollution Control Financing Authority
CDA	Community Development Authority/Agency	PCR	Pollution Control Revenue
COP	Certificate of Participation	PFA	Public Financing Authority
ETM	Escrow to Maturity	PFAR	Public Financing Authority Revenue
FNMA	Federal National Mortgage Association	TRAN	Tax and Revenue Anticipation Note
GO	General Obligation	USD	Unified/Union School District
HFAR	Housing Finance Authority Revenue	XLCA	XL Capital Assurance
ID	Improvement District

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Fund uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Fund’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by
visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding the
operations of the Public Reference Room may be obtained by
calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.             N/A

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.             N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  February 24, 2017

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  February 24, 2017